DocuSign Envelope ID: 51DA8476-100C-426F-867C-C1EDB704CABA

Exhibit 10.7

AMENDMENT

TO

EXECUTIVE EMPLOYMENT AGREEMENT

- between -

MINDMED DISCOVER LLC

(the “Company”)

- and -

Dr. Miri Halperin Wernli

(the “Executive”)

WHEREAS Mind Medicine (MindMed) Inc. (“MMED”), the parent company of the Company, has appointed the Executive to the position of President of the MMED effective as of August 15, 2020;

AND WHEREAS the Company and the Executive (the “Parties”) have entered into an Executive Employment Agreement (the “Agreement”) dated July 29, 2020 to formalize the terms and conditions of the Executive's employment, where the employer of record shall be the Company, and appointment as officer of MMED;

AND WHEREAS in February 2021 the Executive was promoted to the position of Executive President by the Board of MMED;

AND WHEREAS in April 2021 the Base Salary of the Executive was increased to US$350,000 by the Board of MMED;

AND WHEREAS the Agreement has an Initial Period of twelve (12) months commencing on the Effective Date of 15 August 2020 and ending on 15 August 2021;

AND WHEREAS the Parties have agreed to extend the Agreement following the expiration of the Initial Period;

NOW THEREFORE, the Parties agree to amend the Agreement as set out in this Amendment Agreement:

DocuSign Envelope ID: 51DA8476-100C-426F-867C-C1EDB704CABA

I. Definitions

Terms defined in the Agreement shall have the same meaning when used in this Amendment Agreement.

II. Amendment of Agreement

1.
Section 2.01

Section 2.01 of the Agreement shall be replaced with the following wording:

“Position. The Company agrees to employ the Executive as the Executive President of the Company and MMED, in accordance with the terms set out in this Agreement.”

2.
Section 2.02

Section 2.02 of the Agreement shall be replaced with the following wording:

“Extended Term. The Executive's employment shall be extended for a period of 24 months from the date of signing the Amendment to the Agreement (the “Extended Term”), subject to termination in accordance with Article 5 of this Agreement.”

3.
Section 4.01

The first sentence of Section 4.01 of the Agreement shall be replaced by the following wording:

“Base Salary. The Executive shall be paid an annual base salary US$350,000 (“Base Salary”).”

III. Other Provisions

1.
Entry into force

This Amendment Agreement shall enter into force upon its signature by both Parties.

2.
Continuity

The provisions of the Agreement shall, save as amended in this Amendment Agreement, continue in full force and effect, and shall be read and construed as one document with this Amendment Agreement.

DocuSign Envelope ID: 51DA8476-100C-426F-867C-C1EDB704CABA

IN WITNESS WHEREOF this Agreement has been signed by the Parties hereto on the dates set out below.

MINDMED DISCOVER LLC	EXECUTIVE

/s/. Robert Barrow	/s/. Miri Halperin Wernli
Robert Barrow	Miri Halperin Wernli

8/13/2021	8/13/2021
Date	Date

/s/. Miri Halperin Wernli
Miri Halperin Wernli
8/13/2021
Date